[redacted]

Real Estate Contract (Residential)

THIS IS A LEGALLY BINDING REAL ESTATE CONTRACT WHEN SIGNED BY THE PARTIES BELOW. READ IT CAREFULLY. YOU MAY EMPLOY AN ATTORNEY TO DRAFT THIS FORM FOR YOU. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART, CONSULT YOUR ATTORNEY BEFORE SIGNING. REAL ESTATE AGENTS CANNOT GIVE YOU LEGAL ADVICE. THE PARTIES SIGNED BELOW WAIVE THEIR RIGHT TO HAVE AN ATTORNEY DRAFT THIS FORM AND HAVE AUTHORIZED THE REAL ESTATE AGENT(S) TO FILL IN THE BLANKS ON THIS FORM.

THIS FORM IS PRODUCED AND COPYRIGHTED BY THE ARKANSAS REALTORS® ASSOCIATION. THE SERIAL NUMBER BELOW IS A UNIQUE NUMBER NOT USED ON ANY OTHER FORM. THE SERIAL NUMBER BELOW SHOULD BE AN ORIGINAL PRINTING, NOT MACHINE COPIED, OTHERWISE THE FORM MAY HAVE BEEN ALTERED. DO NOT SIGN THIS FORM IF IT WAS PREPARED AFTER DECEMBER 31, 2022.

FORM SERIAL NUMBER [redacted]

REAL ESTATE LICENSEES ARE REGULATED BY THE ARKANSAS REAL ESTATE COMMISSION. IF A LICENSEE HAS NOT PROPERLY REPRESENTED YOU, YOU MAY FILE A COMPLAINT AT AREC.ARKANSAS.GOV.

The above Real Estate Contract is executed on 5/17/2022

(month) 5/19/2022 (day) ______, (year) ________, at 11 ________ ☒ (a.m.) ☐ (p.m.).

[redacted]

____

Selling Firm

DocuSigned by:	DocuSigned by:
Signature: [redacted]	Signature: [redacted]
Printed Name: [redacted]	Printed Name: [redacted]

Principal or Executive Broker (AREC License # [redacted] **)**

(Broker email: [redacted] **)**

Signature: ____________________	Signature: [redacted]
Printed Name: ____________________	Printed Name: Arrived Holdings INC
	Buyer

Selling Agent (AREC License # ____________________)
(Agent email: ____________________)
(Agent cell number: ____________________)

The above Real Estate Contract is executed on

(month) 5/19/2022 (day) ______, (year) ________, at ________ ☐ (a.m.) ☐ (p.m.).

____

Listing Firm

Signature: ____________________	Signature: ____________________
Printed Name: ____________________	Printed Name: ____________________
	Seller

Principal or Executive Broker (AREC License # ____________________)

(Broker email: ____________________)

Signature: ____________________	Signature: ____________________
Printed Name: ____________________	Printed Name: ____________________
	Seller

Listing Agent (AREC License # ____________________)
(Agent email: ____________________)
(Agent cell number: ____________________)

The above offer was ☐ rejected ☑ counter-offered (Form Serial Number [redacted])

☐ Buyer informed of Notification of Existing Real Estate Contract Addendum
(Form Serial Number ____________________)
on (month) [redacted] (day) ______, (year) ________, at ________ ☐ (a.m.) ☐ (p.m.).

[redacted] **Seller's Initials** ____________ **Seller's Initials**

[redacted]

Seller's Counter to the Real Estate Contract

Elite Realty

REALTOR® EQUAL HOUSING OPPORTUNITY

FORM SERIAL NUMBER: [redacted]

The Real Estate Contract (Form Serial Number [redacted]), dated (month) *May* (day) *18*, (year) *2022*, between Buyer, [redacted], and Seller, [redacted], covering the real property known as [redacted] (the "Property"), is not accepted in its present form; therefore, the following counter offer is hereby submitted:

Per paragraph 22, closing to be June 15, 2022.

Per paragraph 23, buyer to remain in property through June 29, 2022 at no charge to the seller through delayed possession. See Delayed Possession Addendum Serial Number

[redacted]

OTHER TERMS: All other terms as provided in the initial Real Estate Contract are incorporated herein by reference and shall remain exactly as set forth therein, solely except those amended above.

RIGHT TO ACCEPT OTHER OFFERS: Seller reserves the right to accept any other offer prior to actual receipt by Listing Firm of an executed and accepted copy of this Seller's Counter to the Real Estate Contract.

COUNTERPARTS: This Seller's Counter Offer to the Real Estate Contract may be executed in multiple counterparts each of which shall be regarded as an original hereof but all of which together shall constitute one in the same. Electronic signatures shall be deemed original signatures and shall be binding upon the parties.

[redacted]

Seller's Counter to the Real Estate Contract

EXPIRATION OF COUNTER: This Seller's Counter Offer to the Real Estate Contract expires if not accepted on or before (month) *May* (day) *19*, (year) *2022*, at *5:00* ☐ (a.m.) ☒ (p.m.)

THIS IS A LEGALLY BINDING AGREEMENT WHEN SIGNED BY THE PARTIES BELOW. READ IT CAREFULLY. YOU MAY EMPLOY AN ATTORNEY TO DRAFT THIS FORM FOR YOU. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART, CONSULT YOUR ATTORNEY BEFORE SIGNING. REAL ESTATE AGENTS CANNOT GIVE YOU LEGAL ADVICE. THE PARTIES SIGNED BELOW WAIVE THEIR RIGHT TO HAVE AN ATTORNEY DRAFT THIS FORM AND HAVE AUTHORIZED THE REAL ESTATE AGENT(S) TO FILL IN THE BLANKS ON THIS FORM.

THIS FORM IS PRODUCED AND COPYRIGHTED BY THE ARKANSAS REALTORS® ASSOCIATION. THE SERIAL NUMBER BELOW IS A UNQUE NUMBER NOT USED ON ANY OTHER FORM. THE SERIAL NUMBER BELOW SHOULD BE AN ORIGINAL PRINTING, NOT MACHINE COPIED, OTHERWISE THE FORM MAY HAVE BEEN ALTERED. DO NOT SIGN THIS FORM IF IT WAS PREPARED AFTER DECEMBER 31, 2022.

FORM SERIAL NUMBER: [redacted]

REAL ESTATE LICENSEES ARE REGULATED BY THE ARKANSAS REAL ESTATE COMMISSION. IF A LICENSEE HAS NOT PROPERLY REPRESENTED YOU, YOU MAY FILE A COMPLAINT AT AREC.ARKANSAS.GOV

The above Seller's Counter to the Real Estate Contract is executed on (month) 5/19/2022 **(day) ____, (year) ____, at** 5:00 PM ☐ ***(a.m.)*** ☐ ***(p.m.)***

Elite Realty

Listing Firm

Signature: [redacted] ____

Printed Name: [redacted]

Principal or Executive Broker AREC License # [redacted])

(Broke [redacted])

Signature: [redacted] ____

Printed Name: [redacted]

Listing Agent (AREC License # [redacted])

(Agent email: [redacted])

(Agent cell number: [redacted])

05/19/2022 10:08 AM CDT

Signature: [redacted] ____

Printed Name: [redacted]

Seller

Signature: ____

Printed Name: ____

Seller

The above Seller's Counter to the Real Estate Contract is executed on (month) 5/19/2022 **(day) ____, (year) ____, at** 4:00 PM ☐ ***(a.m.)*** ☐ ***(p.m.)***

[redacted]

Selling Firm

Signature: [redacted]

Printed Name: [redacted]

Principal or Executive Broker

Signature: ____

Printed Name: ____

Selling Agent

Signature: [redacted]

Printed Name: [redacted]

Buyer

Signature: ____

Printed Name: ____

Buyer

THIS COUNTER WAS REJECTED BY BUYER ON
(month) ____ (day) ____, (year) ____, at ____ ☐ (a.m.) ☐ (p.m.)

Buyer's Initials ____

Buyer's Initials ____

[redacted]